UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2017

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
 (Commission File Number)

Maryland (Essex Property Trust, Inc.) California (Essex Portfolio, L.P.)	77-0369576 (Essex Property Trust, Inc.) 77-0369575 (Essex Portfolio, L.P.)
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1100 Park Place, Suite 200
San Mateo, CA 94403
           (Address of principal executive offices) (Zip Code)

(650) 655-7800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Essex Property Trust, Inc.	Emerging growth company	☐
Essex Portfolio, L.P.	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 18, 2017, Essex Property Trust, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission, which reported the voting results of the matters voted on at the Company’s Annual Meeting of Stockholders held on May 16, 2017 (the “Annual Meeting”). This Amendment No. 1 on Form 8-K/A is being filed to update the disclosure under Item 5.07 of the Original 8-K to provide information regarding the Company’s determination based on such voting results as to how frequently it will conduct future stockholder advisory votes on the compensation of its named executive officers. No other changes have been made to the Original 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted on, among other matters, a proposal regarding the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers. As previously reported by the Company in the Original 8-K, a majority of stockholders who cast votes on the frequency proposal voted in favor of holding an advisory vote on the compensation of the Company’s named executive officers every year. In light of such voting results, and consistent with the Company’s recommendation, the Company decided that it will hold an advisory vote on the compensation of the Company’s named executive officers every year until the next advisory vote on the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 25, 2017

Essex Property Trust, Inc.

/s/ Angela L. Kleiman
	Name:	Angela L. Kleiman
	Title:	Executive Vice President & Chief Financial Officer

Essex Portfolio, L.P.

By: Essex Property Trust, Inc., its General Partner

/s/ Angela L. Kleiman
	Name:	Angela L. Kleiman
	Title:	Executive Vice President & Chief Financial Officer